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                                                      EXHIBIT NUMBER (10)(iv)(1)
                                                      To 1997 FORM 10-K

                                     FIRST
                                   AMENDMENT
                                      TO
                            NORTHERN TRUST COMPANY
                        EMPLOYEE STOCK OWNERSHIP TRUST

     THIS AGREEMENT is made as of the 21st day of February 1995 by and between THE NORTHERN TRUST COMPANY, an Illinois state bank of Chicago, Illinois (the "Company"), and NATIONSBANK, as trustee (the "Trustee");

     WHEREAS, the Company and the Trustee executed the NORTHERN TRUST COMPANY EMPLOYEE STOCK OWNERSHIP TRUST agreement (the "Trust") dated the 26th day of January, 1988; and

     WHEREAS, the Company and the Trustee desire to amend the Trust pursuant to
Section 7.1;

     NOW, THEREFORE, the sections of the Trust set forth below are amended as follows, but all other sections of the Trust shall remain in full force and effect.

     1. The second sentence of Section 1.2 is amended in its entirety to read as follows:

     The Company shall furnish to the Trustee at the time of its appointment and from time to time thereafter the name and specimen signature of each Committee member or agent of the Committee upon whose statement the Trustee is authorized to rely.

     2. Section 3.1 is hereby amended by adding the following paragraph:

     Notwithstanding the foregoing, the committee may appoint a Paying Agent (including the Company) to make distributions from the Trust Fund through an account established by the Committee with such Paying Agent for such purpose after written notice to the Trustee that such an appointment has been made and that an account has been so established. The Trustee shall make such deposits from the Trust Fund to such an account as the Committee may from time to time direct.

     3. Section 4.1 is amended by inserting the following language at the end thereof:

Anything contained herein to the contrary notwithstanding, any part or all of the assets of the Trust Fund may be deposited with The Northern Trust Company, an Illinois corporation, of Chicago, Illinois, as Trustee under that certain "Declaration of Trust creating the Collective Employee Benefit Trust Fund of The Northern Trust Company" dated October 2, 1961, as the same may be amended from time to time, such funds to be held and invested by The Northern Trust Company as such Trustee pursuant to all the terms and conditions of such Declaration, which is hereby incorporated by reference.





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     IN WITNESS WHEREOF, the Company and the Trustee have caused this Amendment to be executed and their respective corporate seals to be affixed and attested by their respective corporate officers on the day and year first written above.


                                       THE NORTHERN TRUST COMPANY

                                       By: Martin J. Joyce, Jr.
                                          --------------------------------

                                       Its:  Senior Vice President
                                           -------------------------------

ATTEST:

      Victoria Antoni
------------------------------
Its:  Assistant Secretary
    --------------------------

                                       NATIONSBANK

                                       By: M. Carole Trizzino
                                          --------------------------------

                                       Its:  Vice President
                                           -------------------------------


ATTEST:

 T. Stuart Gaston
------------------------------
Its:  Assistant Secretary
    --------------------------